UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Perdoceo Education Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

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Your Vote Counts!
PERDOCEO EDUCATION CORPORATION
2022 Annual Meeting
Vote by May 25, 2022
11 :59 PM ET
PERDOCEO EDUCATION CORPORATION
ATTN: MICHELE CHAFFEE
231 N MARTINGALE ROAD
SCHAUMBURG, IL 60173
You invested in PERDOCEO EDUCATION CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 26, 2022.
Get informed before you vote
View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For Complete information and to vote, Visit www.ProxyVote.com
Control #
Smartphone users
Point your camera here and vote without entering a number
Vote in Person at the Meeting*
May 26, 2022
9:00AM CDT
Perdoceo Education Corporation
231 North Martingale Road
Schaumburg, IL 60173
*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items
Board Recommends
1 . Election of Directors
Nominees:
1 a. Dennis H. Chookaszian For
1 b. Kenda B. Gonzales For
1 c. Patrick W. Gross For
1 d. William D. Hansen For
1 e. Andrew H. Hurst For
1 f. Gregory L. Jackson For
1 g. Thomas B. Lally For
1 h. Todd S. Nelson For
1 i. Leslie T. Thornton For
1 j. Alan D. Wheat For
2. Advisory Vote to Approve Executive Compensation Paid by the Company to its Named Executive Officers. For
3. Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
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